Due to trust accounts	12 Months Ended
Mar. 31, 2011
Due to trust accounts

13. Due to trust accounts

MHTB and TCSB, which are MHFG’s subsidiary trust banks, hold assets on behalf of their customers in an agent, fiduciary or trust capacity. Such trust account assets are not the MHFG Group’s proprietary assets and are managed and accounted for separately. However, the cash of individual trust accounts is often placed with MHTB and TCSB for the customers’ short-term investment needs. These amounts which MHTB and TCSB owe to the trust accounts are recorded as Due to trust accounts.

On April 1, 2010, the MHFG Group consolidated certain guaranteed principal money trusts. See Note 27 “Variable interest entities and securitizations” for further discussion of the guaranteed principal money trust.